UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

SMITHFIELD FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	1-15321	52-0845861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia		23430
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2016, WH Group Limited, a Cayman Islands limited liability company (the “Parent Guarantor”), Smithfield Foods, Inc., its wholly-owned subsidiary (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”), entered into (i) the Fourth Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, to the Indenture, dated as of June 1, 2007, as supplemented by the First Supplemental Indenture dated as of June 22, 2007, and as amended by Amendment No. 1 to the First Supplemental Indenture, dated as of July 8, 2013, relating to the Company’s 7.750% Senior Notes due 2017 (the “2017 Notes”), (ii) the Second Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, to the Indenture, dated as of July 31, 2013, between Sun Merger Sub, Inc. (“Merger Sub”) and the Trustee, as amended by the First Supplemental Indenture dated as of September 26, 2013, by and between the Company and the Trustee, pursuant to which the Company succeeded to all of the rights and obligations of Merger Sub, relating to the Company’s 5.250% Senior Notes due 2018 (the “2018 Notes”), (iii) the Second Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, to the Indenture, dated as of July 31, 2013, between Merger Sub and the Trustee, as amended by the First Supplemental Indenture dated as of September 26, 2013, by and between the Company and the Trustee, pursuant to which the Company succeeded to all of the rights and obligations of Merger Sub, relating to the Company’s 5.875% Senior Notes due 2021 (the “2021 Notes”), and (iv) the Fifth Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, to the Indenture, dated as of June 1, 2007, as supplemented by the Third Supplemental Indenture dated as of August 1, 2012, relating to the Company’s 6.625% Senior Notes due 2022 (the “2022 Notes,” and together with the 2017 Notes, the 2018 Notes and the 2021 Notes, the “Notes”), pursuant to which supplemental indentures and parent guarantees (the “Supplemental Indentures and Parent Guarantees”) the Parent Guarantor will irrevocably and unconditionally guarantee the obligations of the Company under the Notes and each of the indentures governing the Notes (the “Indentures”).

In connection with the entry into the Supplemental Indentures and Parent Guarantees, the corporate credit rating of the Company has been upgraded and the Company now has “Investment Grade Status” under each of the Indentures. As a result of the Company’s reaching Investment Grade Status under each of the Indentures, substantially all of the restrictive covenants under the Indentures are no longer in effect upon the Company. In particular, the Company will no longer be required to and will not voluntarily file annual, quarterly or periodic reports with the Securities and Exchange Commission pursuant to the Indentures.

Copies of each of the Supplemental Indentures and Parent Guarantees are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4 respectively, and are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

See Item 1.01 hereto, which is incorporated herein by reference, with respect to the execution of the Supplemental Indentures and Parent Guarantees on December 7, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Fourth Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, by and among Smithfield Foods, Inc., as Issuer, WH Group Limited, as Parent Guarantor, and U.S. Bank National Association, as Trustee (2017 Notes).

4.2	Second Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, by and among Smithfield Foods, Inc., as Issuer, WH Group Limited, as Parent Guarantor, and U.S. Bank National Association, as Trustee (2018 Notes).

4.3	Second Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, by and among Smithfield Foods, Inc., as Issuer, WH Group Limited, as Parent Guarantor, and U.S. Bank National Association, as Trustee (2021 Notes).

4.4	Fifth Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, by and among Smithfield Foods, Inc., as Issuer, WH Group Limited, as Parent Guarantor, and U.S. Bank National Association, as Trustee (2022 Notes).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

By:	/s/ Michael H. Cole
Michael H. Cole

Date: December 8, 2016

EXHIBIT INDEX

4.1	Fourth Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, by and among Smithfield Foods, Inc., as Issuer, WH Group Limited, as Parent Guarantor, and U.S. Bank National Association, as Trustee (2017 Notes).

4.2	Second Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, by and among Smithfield Foods, Inc., as Issuer, WH Group Limited, as Parent Guarantor, and U.S. Bank National Association, as Trustee (2018 Notes).

4.3	Second Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, by and among Smithfield Foods, Inc., as Issuer, WH Group Limited, as Parent Guarantor, and U.S. Bank National Association, as Trustee (2021 Notes).

4.4	Fifth Supplemental Indenture and Parent Guarantee, dated as of December 7, 2016, by and among Smithfield Foods, Inc., as Issuer, WH Group Limited, as Parent Guarantor, and U.S. Bank National Association, as Trustee (2022 Notes).